Exhibit 99.2

1 Well Positioned to Execute on Its Strategic Roadmap USARE has an early mover advantage to become the first vertically integrated ex - China rare earth supply chain Production Lines in Roadmap 4 Combined Annualized Capacity in Tons P lanned by 2028 ~4,800 Oxide Purity from Pilot Plant Test Results 98% - 99% from Funding until Prototype Facility is Completed Estimated 6 M onths With Local and State Governments Good Government Relations Work Complete with IP Plan in Place Freedom to Operate

Disclaimer

About This Presentation

This presentation and any accompanying materials (together with any oral statements made in connection herewith, this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Proposed Business Combination") between Inflection Point Acquisition Corp. II ("IPXX") and USA Rare Earth, LLC (together with its direct and indirect subsidiaries, collectively, the "Company" or "USARE"). The information contained in this Presentation does not purport to be all-inclusive or necessarily contain all the information that a prospective investor may desire in investigating a prospective investment in the securities of IPXX or USARE, and none of IPXX, USARE, or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation (and any other information, whether written or oral, that has been or may be provided to you). The information contained in this Presentation is preliminary and is subject to update, completion, revision, verification, and amendment without notice, and such changes may be material. This Presentation is being provided to you on the understanding that as a sophisticated investor, you will understand and accept its inherent limitations, will not rely on it in making any investment decision with respect to any securities that may be issued, and will use it only for purpose of discussion with your advisors your preliminary interest in investing in IPXX or USARE in connection with the Proposed Business Combination. No statement contained herein should be considered binding on any party. This Presentation (and any other information, whether written or oral, that has been or may be provided to you) constitutes confidential information, is intended for the recipient hereof only, and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward, or distribute it in whole or in part without the prior written consent of IPXX and USARE. Completion of the Proposed Business Combination is subject to, among other matters, approval by IPXX's stockholders and the satisfaction of the closing conditions of the business combination agreement. No assurances can be given that the Proposed Business Combination will be consummated on the terms or in the timeframe currently contemplated, if at all.

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Proposed Business Combination, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of IPXX, USARE, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. You should not construe this Presentation as legal, tax, accounting or investment advice, or a recommendation. You should consult your own counsel, tax, and financial advisors as to legal and relates matters concerning the matters described in this Presentation and, by accepting this Presentation, you confirm that you are not relying upon the information contained in this Presentation to make any decision, investment or otherwise. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Proposed Business Combination or the accuracy or adequacy of this presentation. By accepting this presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communication such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that you will neither use, nor cause any third-party to use, this Presentation or any information contained in this Presentation in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.

Cautionary Note Regarding Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding or similar to: estimates and forecasts of financial and operational metrics; plans, goals, ambitions, targets, future business and operations, and projections regarding future mining capabilities, operations, reserves, manufacturing capacity and plant performance; projections of market opportunity and market share; estimates and projections of adjacent industry sector opportunities; USARE's commercialization costs and timeline; USARE's ability to timely and effectively meet construction and mining timelines and scale its production and manufacturing processes; USARE's ability to maintain, protect, and enhance its intellectual property; development of favorable regulations and government demand, contracts, and incentives affecting the markets in which USARE operates; USARE's ability to receive and/or maintain the necessary permits and other government approvals necessary to operate its business; any estimates with respect to the rare earth and critical element and mineral deposits in the Round Top Deposit; IPXX's and USARE's expectations with respect to future performance of USARE's (and, after the Proposed Business Combination, the Combined Company's) business; the expected funding of the PIPE investment and pre-funded investment, to the extent they remain unfunded; anticipated financial impacts of the Proposed Business Combination; IPXX's ability to obtain an extension of its deadline to complete an initial business combination; the satisfaction of the closing conditions to the Proposed Business Combination; and the timing of the completion of the Proposed Business Combination. For example, projections of future enterprise value, revenue, market share, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "continue" "estimate," "expect," "intend," "may," "potential," "predict," "should," or "will," or, or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

2

STRICTLY PRIVATE AND CONFIDENTIAL

Disclaimer (Cont'd)

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by IPXX, USARE and their respective managements, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IPXX and USARE. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements and any negotiations with respect to the Proposed Business Combination; (3) the outcome of any legal proceedings that may be instituted against IPXX, USARE, the combined company, or others; (4) the inability to complete the Proposed Business Combination due to the failure to obtain approval of the stockholders of IPXX to extend the deadline for IPXX to complete an initial business combination, for the Proposed Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination; (7) the risk that the Proposed Business Combination disrupts current plans and operations of IPXX or USARE as a result of the announcement and consummation of the Proposed Business Combination; (8) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things: competition, the ability of the Combined Company to grow and manage growth profitably, the ability of the Combined Company to build or maintain relationships with customers and suppliers and retain its management and key employees, the supply and demand for rare earth minerals, the timing and amount of future production, costs of production, capital expenditures and requirements for additional capital, timing of future cash flow provided by operating activities, if any, uncertainty in any mineral resource estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions, and transportation risks; (9) costs related to the Proposed Business Combination; (10) the possibility that USARE or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in Appendix A of this Presentation, the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in IPXX's final prospectus relating to its initial public offering dated May 24, 2023, and in subsequent IPXX filings with the U.S. Securities and Exchange Commission (the "SEC"), including the Registration Statement (as defined below) relating to the Proposed Business Combination expected to be filed by IPXX, and periodic Exchange Act reports filed with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

The recipient of this Presentation should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the "Risk Factors" section of the Registration Statement discussed below and other documents filed by IPXX from time to time with the SEC. If any of these risks materialize or USARE's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither IPXX nor USARE presently know or that they currently believe are immaterial that could also cause actual results to differ from contained in the forward-looking statements. In addition, forward-looking statements reflect IPXX and USARE's expectations, plans, or forecasts of future events and views as of the date of this Presentation. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Presentation. IPXX, USARE, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing IPXX's, USARE's, or any of their respective representatives or affiliates' assessments as of any date subsequent to the date of this Presentation, and therefore undue reliance should not be placed upon the forward-looking statements. This Presentation contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Proposed Business Combination.

Additional Information About the Proposed Business Combination and Where to Find It

The Proposed Business Combination will be submitted to the shareholders of IPXX for their consideration. IPXX intends to file a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to IPXX's shareholders in connection with IPXX's solicitation for proxies for the vote by IPXX's shareholders in connection with the Proposed Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued (or deemed issued) to IPXX's securityholders and USARE's equityholders in connection with the completion of the Proposed Business Combination. After the Registration Statement is declared effective, IPXX will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Proposed Business Combination. IPXX's shareholders and other interested persons are advised to read, once available, the Registration Statement, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and, once available, the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Proposed Business Combination, in connection with IPXX's solicitation of proxies for its extraordinary general meeting to be held to approve, among other things, the Proposed Business Combination, as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these documents will contain important information about IPXX, USARE, and the Proposed Business Combination. Securityholders of IPXX and equityholders of USARE may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by IPXX with the SEC that will or may be incorporated by reference in the proxy statement/prospectus, without charge, at the SEC's website located at www.sec.gov or by directing a written request to IPXX at Inflection Point Acquisition Corp. II, 167 Madison Avenue Suite 205 #1017 New York, New York 10016.

3

STRICTLY PRIVATE AND CONFIDENTIAL

Disclaimer (Cont'd)

USA | Rare Earth

Participants in the Solicitation of Proxies

IPXX and its directors and executive officers may be deemed participants in the solicitation of proxies from IPXX's stockholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in IPXX is contained in the sections entitled "Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters" and "Directors, Executive Officers and Corporate Governance — Conflicts of Interest" of IPXX's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 2, 2024, and which is available free of charge at the SEC's website at www.sec.gov and at the following URL: sec.gov/Archives/edgar/data/1970622/000121390024029041/ea0202401-10k_infle2.htm. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

USARE's directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of IPXX in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the Registration Statement when available.

Industry and Market Data

This Presentation has been prepared by IPXX and USARE and includes market data and other statistical information from third-party sources, including independent industry publications, government publications, and other published independent sources. Some data is also based on the estimates of IPXX and/or USARE, which are derived from their respective review of internal sources as well as third-party sources including those described above. None of IPXX, USARE, or any of their respective representatives or affiliates has independently verified any third-party information and cannot guarantee its accuracy or completeness.

Trademarks and Trade Names

IPXX and USARE own or have rights to various trademarks, service marks, trade names, and copyrights that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks, and/or trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names, and/or products in this Presentation is not intended to, and does not, imply a relationship with IPXX or USARE, or an endorsement or sponsorship by or of IPXX or USARE. Solely for convenience, the trademarks, service marks, and/or trade names referred to in this Presentation may appear without the ©, TM, or SM symbols, but such references are not intended to indicate, in anyway, that IPXX or USARE, or the applicable rights owner will not asset, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, and/or trade names.

Certain Defined Terms

For purposes of this Presentation, (1) the term "Combined Company" refers to the Company subsequent to the close of the Proposed Business Combination; (2) the terms "our", "we", and similar terms refer to the Company prior to the close of the Proposed Business Combination and to the Combined Company subsequent to the close of the Proposed Business Combination; (3) the term "Round Top Deposit" refers to the Round Top mineral deposit and adjacent areas in Sierra Blanca, Texas; and (4) the term "Round Top Project" refers to the Company's operations at the Round Top Deposit.

No Incorporation by Reference

The information contained in the third-party citations referenced in this Presentation is not incorporated by reference into this Presentation. The contents of any website of IPXX or USARE are not incorporated herein by reference.

4

STRICTLY PRIVATE AND CONFIDENTIAL

SECTION - STRICTLY PRIVATE AND CONFIDENTIAL 01 Business Overview & Highlights DRAFT

VISION To be the leading Western supplier of high value rare earth magnets and critical minerals MISSION Establish a US rare earth magnet supply chain that supports the future state of energy, mobility, and national security

Investment Highlights - A Unique Value Creation Opportunity

USA | Rare Earth

Create a Vertically Integrated US Permanent Magnet Supply Chain	• Build a vertically integrated US rare earth magnet supply chain • Strategic national asset for critical US industries, pioneering domestic rare earth production to advance American growth and supply sustainability
Early Mover Advantage	• Early mover advantage to be one of the first vertically integrated ex-China rare earth supply chains • Established infrastructure, legal permits and good government relationships
Large TAM With Geopolitical Tailwinds	• Large ~$41.1B TAM by 2035E[1] expected to be sold to large, diversified and stable customer base • Magnet demand driving economic investment into US domestic production
Diversified Mix of Target Customers	• Diversified mix of target customers (automotive, electronics, and medical device makers) in non-cyclical end markets such as government & defense • Anticipated customer stickiness due to significant performance requirements and high switching costs
Dynamic, Integrated, Scalable Solution	• Building integrated supply chain for high performance metal & magnet manufacturing • 4 production lines in roadmap with ~4,800 combined annualized capacity in tons planned by 2028
Proven Extraction Methods	• Working to build a scalable platform utilizing time-tested technologies such as heap leach and Continuous Ion Exchange (CIX) • Successfully separated Yttrium, Ytterbium, Erbium and Neodymium oxide from Round Top material

7

(1): Calculated by management from data provided by industry reports

STRICTLY PRIVATE AND CONFIDENTIAL

Magnet Demand Driven by Core, Non-Cyclical Commercial and Defense Sectors

Commercial Rare Earth Magnet Demand is Seeing Significant Growth…

TAM Growth Driven by Demand For NdFeB Rare Earth Magnets

Projected Rare Earth Magnet TAM[1]



~7.5% Combined CAGR
Demand for rare earth magnets expected to increase steadily across stable end markets and non-cyclical sectors
$18.5B
$41.1B
13%
8%
57%
22%
9%
13%
43%
36%
2023
2035
Conventional Vehicles
Wind Turbines
Commercial Hardware and Electronics
E Mobility

Large US 2025 Defense Budget Will Drive Demand for Applications That Require Rare Earth Elements ("REEs")

Large US 2025 Defense Budget



~$61 Billion[2]

Investment in Lethal Air Forces



~$48 Billion[2]

Investment in Sea Power Including Fleet Ships



~$43 Billion[2]

Investment in Land Power and Munitions

Critical Defense Applications Utilize Large Amounts of Rare Earth Magnets

Neodymium | Praseodymium | Samarium | Dysprosium | Terbium

Magnet Usage Per Unit Produced[3]:



~900 lbs
F-35 Jet
Arleigh Burke Class Destroyer
~5,200 lbs
Virginia Class Submarine
~9,200 lbs

Specific Usage in Defense Products / Applications

Lethal Air Forces	Sea Power & Fleets	Land Power & Munitions
Jet Engines	Jamming Devices	Control Systems
Radio Frequency Circulators	Storage Batteries	GPS and Sensors
Guidance Systems	Guidance Systems	Tank Gun Sights

8

(1): Calculated by management from data provided by industry reports
(2): U.S. Department of Defense, March 11, 2024, "Department of Defense Releases the President's Fiscal Year 2025 Defense Budget"
(3): U.S. Department of Defense, March 11, 2024, "DOD Looks to Establish 'Mine-to-Magnet' Supply Chain for Rare Earth Materials"

STRICTLY PRIVATE AND CONFIDENTIAL

9 STRICTLY PRIVATE AND CONFIDENTIAL 0 20 40 60 80 USA Strong Demand Creates an Imperative to Expand Supply Chain Capabilities Existing Global Supply Chain Concentration in China (2) 90% of Global refined Rare Earth Minerals are controlled by China 92% Global downstream metal / magnet segment of value chain is controlled by China 89% Mining 90% Refining 92% Magnet Manufacturing Separation Key Statistics (2) China Rest of World Global Supply Chain Concentration for NdFeB Magnets DRAFT 58% 16% Existing supply chain concentration domiciled in China across sectors causing manufacturer vulnerability to China’s dominance of the global rare earth value chain Metric Tons of NdFeB Magnet per Year (thousands) Supply (ex - China) Demand (ex - China) Considerable projected demand growth outside of China requires significant ramp up of ex - China supply to meet the supply gap ~3x Growth in demand outside of China by 2030 4 ~70K Metric Tons of demand outside of China by 2030 NdFeB Magnet Supply vs Demand (ex - China) (1) 2030 2025 2020 (1): The Impermanence of Permanent Magnets, Paulson Institute, 2021; The Status of Chinese Permanent Magnet Industry and R&D Act ivities, AIP Publishing, 2017 (2): U.S. Department of Energy, February 24, 2022, “Rare Earth Permanent Magnets”

USARE Offers a Dynamic Solution to Solving Key Domestic Rare Earth Production Challenges

USA | Rare Earth

What Are the Challenges?	USARE Solution
Rare Earth Minerals and Supply Chain are Concentrated in China Today[1]	Building First Global Vertically Integrated Ex-Chinese Rare Earth Supply Chain
Lack of Vertical Integration Makes It Vulnerable to Rare Earth Magnet Supply Constraints	Vertical Integration Optimizes Margins, Enhances Efficiency, Minimizes Costs and Mitigates Technical Challenges
Increasing Costs and Technical Challenges with Each Stage of Rare Earth Magnet Production	Creating Scalable State of the Art Production Facility With Capability to Expand Production
Rare Earth Mining and Processing Is Energy-Intensive and Environmentally Unfriendly	Efficient Separation Process Leveraging CIX Separation Powered via Independent Solar Station

US Domestic Supply Chain Is Supported by Government Grants

"It is vital that the US recognizes the importance of establishing a strong domestic supply chain for rare earth magnets… By investing to restore capabilities within our borders, we secure critical resources, encourage innovation, create jobs, and — most importantly — increase the probability of avoiding a conflict with China."

Mike Pompeo, USA Rare Earth Strategic Advisor

US Government Tax Credit and Grants Available for Industry

Congress

Bipartisan Rare Earth Magnet Manufacturing Production Tax Credit Act (HR 2849)

Department of Defense

Unsolicited White Paper on Gallium separation using DPA Title III Office funds

Department of Energy

Manufacturing and Energy Supply Chains (MESC) Notice of Intent to provide a Funding Opportunity Announcement (FOA) for Critical Minerals

Department of Treasury

Inflation Reduction Act (IRA) Section § 45X Advanced Manufacturing Production Credit for Critical Mineral Production

10

(1): U.S. Department of Energy, February 24, 2022, "Rare Earth Permanent Magnets"

STRICTLY PRIVATE AND CONFIDENTIAL

USARE at a Glance

USA | Rare Earth

Company Overview

- Founded in 2019
- USARE is expected to become one of the only vertically integrated miner, processer and producer of rare earth and critical minerals outside of China
- Developing capability to mine and process lithium and at least 15 of 17 rare earth elements at the Round Top Deposit in Sierra Blanca, Texas
  - Significantly enriched with a deposit focused on valuable heavy rare earths
- Ramping up production and extraction in metal and magnet production facilities in Stillwater, OK and Round Top Deposit in Sierra Blanca, TX
- Highly experienced technical team

Production and Supply Chain Highlights

Production Capabilities	Vertically Integrated Supply Chain
Robust Deposit *Round Top consists of ~70% heavy rare earth composition which increases potential economic viability*	**Vertical Integration** *Integrated supply chain from mineral to magnet*
Efficient Mining Exposed deposit eliminates need for stripping or overburden removal	**Scalable Platform** *Growing extractable value through value-added processing stages*
CIX Separation *Less capital-intensive and lower waste profile than solvent extraction*	**Logistical Edge** *Magnet production facility located only 700 miles from mine site*
Magnet Production *Magnet production equipment is on-site and being installed, with planned sales beginning 2025*	**Long Term Potential** *Capacity to produce a wide variety of critical minerals with an estimated 1.27Mt of contained rare earth minerals*

Highlights

Metal & Magnet Production

Stillwater, OK





Rare Earth Deposit

Sierra Blanca, TX



11

STRICTLY PRIVATE AND CONFIDENTIAL

USARE's Vertically Integrated Magnet Manufacturing Capabilities

USA | Rare Earth

Mineral Resource



~8,000
Acres of Rare Earth Mining and Processing Land[1]

At Least 15 / 17
Rare Earth Elements + Lithium Present

Established Capabilities

- ✓ Round Top Deposit is an above-ground deposit containing heavy REEs needed for NdFeB magnet production
- ✓ Globally significant resource with ~1.27Mt of rare earth minerals and ~500kt of lithium
- ✓ Robust mineralogy consists of rhyolite host rock with a high ratio of heavy REEs

Rare Earth Separation Facility



Proprietary
Continuous Ion Exchange (CIX) Processing Facility

Fully-Enclosed
Process for Separation of Minerals

Established Capabilities

- ✓ USARE has developed a proprietary Continuous Ion Exchange (CIX) processing facility for rare earth and critical minerals
- ✓ Patents applied for to cover piloted operating conditions
- ✓ Successfully separated materials from Round Top Mountain materials at a pilot scale

Magnet Production Facility



310,000 Ft^2
Metal and Magnet Production Facility

~$48 Million
Est. Equipment and Facility Value[2]

Established Capabilities

- ✓ Phase 1 production line with up to 1,200 tpa capacity
- ✓ Building renovation on schedule with requisite equipment secured
- ✓ Freedom to operate study completed showing clear path forward for GBD, magnet chemistry and production approach

12

(1): Represents combined acreage that is either owned, leased, or is subject to a purchase option in USARE's favor
(2): Represents historical cost of USARE's equipment and facilities, other than for certain magnet equipment, which is based on appraisal value as of November 2022

STRICTLY PRIVATE AND CONFIDENTIAL

Well Positioned to Execute on Its Strategic Roadmap

USA | Rare Earth

USARE has an early mover advantage to become the first vertically integrated ex-China rare earth supply chain

USARE is Well Positioned to Capture a Large, Growing Industry

Scalable, Efficient, Vertically Integrated Metal & Magnet Production Roadmap

4
Production Lines in Roadmap

~4,800
Combined Annualized Capacity in Tons Planned by 2028

98% - 99%
Oxide Purity from Pilot Plant Test Results

Definitive Agreements with Feedstock Providers

US and non-China suppliers to support magnet production capacity

ASM + Re ELEMENT

Necessary Permits Obtained

Estimated 6 Months
from Funding until Prototype Facility is Completed

Good Government Relations
With Local and State Governments

Freedom to Operate
Work Complete with IP Plan in Place

13

USARE Stands Out as a Differentiated Asset in an Industry Dominated by MP Materials and USARE

USA | Rare Earth

	MP MATERIALS — Leader in Light Rare Earth Mining and Processing	USA Rare Earth — Establishing a Differentiated US-Focused Supply Chain	USARE's Stage of Development
Rare Earth Metal Deposit	Dominant light rare earth oxide ("REO") miner consistently delivering highly valuable NdPr[1]	Dominant heavy rare earth deposit with REEs including Dysprosium and Terbium which are **critical for NdFeB magnet manufacturing**	Completed
Mineral Extraction	Produces about ~15% of global rare earth content consumed annually[2]	Plan for **sustainable** hill-side mining and heap leaching strategy in final stages of planning	In Process
Mineral Processing	Mineral refining process that incorporates solvent extraction processing	CIX separation technology that is **more environmentally friendly** than solvent extraction technology that achieved pilot plant results of **98% - 99% oxide purity**	In Process
Magnet Manufacturing	Magnet production outsourced to China with downstream expansion underway including a domestic facility in Texas being built	Significant investments made into **domestic production** capabilities with a Prototype Integrative Facility ("PIF") six months from completion post-funding and commercial-scale production thereafter	In Process
Product / Sales	Long-term sales agreements with key customers historically sold into the Chinese market via an offtake agreement to Shenghe	Multi-year commercial agreements in discussion with customers across the auto, retail, semis, construction, medical, industrial and government industries in North America and the European Union	In Negotiation
Political Support	US federal support for domestic rare earth metal production	The deposit is located in Texas, a **favorable mining jurisdiction**, bolstering federal efforts to support domestic production	Completed

USARE is well positioned to be the premier domestic producer of heavy rare earth minerals and high-performance magnets

14

Source: Public Company Filings
(1): Neodymium and Praseodymium
(2): MP Materials Company website

STRICTLY PRIVATE AND CONFIDENTIAL

SECTION - STRICTLY PRIVATE AND CONFIDENTIAL 02 Transaction Overview DRAFT

Inflection Point Acquisition Corp. II ("IPXX") Overview

USA | Rare Earth

IPXX Overview

- IPXX is a special purpose acquisition company formed for the purpose of consummating a business combination transaction and currently has over $255M held in a trust account
- The Proposed Business Combination would enable USARE equity holders to receive shares in a publicly listed US company and provide the Company with the opportunity to raise capital in the public equity markets going forward
- IPXX consummated its IPO on May 30, 2023 and current unit & warrant details of U: [1/2W]; W: [1:1, 11.5]



Michael Blitzer

- Chief Executive Officer and Chairman of IPXX
- Mr. Blitzer has decades of sector experience and was the Co-CEO of Inflection Point Acquisition Corp. which merged with Intuitive Machines
- Founder and co-CIO of Kingstown Capital Management which Mr. Blitzer grew to a multi-billion asset manager
- Vast public markets experience including spin-offs, rights offerings, public offerings, and privatizations and mergers etc.

K   J.P.Morgan

Prior Experience Case Study: Intuitive Machines / IPAX – Significant Trading Volume Realized Post-Close

February 2023

INTUITIVE MACHINES

Business Combination With

INFLECTION POINT

And PIPE Investment

~$815M

- Gross proceeds of ~$85 million delivered by the Inflection Point Acquisition Corp. ("IPAX") sponsor team through a combination of the SPAC equity trust rollover, PIPE capital, forward purchase agreements and warrant exercises
- Intuitive Machines' equity story and investment highlights generated strong institutional and retail interest in the lead up to the close of De-SPAC
- IPAX's engagement with Wall Street banks to provide capital markets advisory services enabled the distribution of the equity story and helped drive a positive trading outcome
- Within ~1 month of closing, cumulative trading volume reached over 70M
- Single day trading volume peaked at 17M in a single day (03/09/2023), driven by significant retail interest
- IPAX was also led by Michael Blitzer as a co Chief Executive Officer, helping Intuitive Machines drive growth, optimize their capital structure, and fund acquisitions

☑ Track Record of Identifying and Catalyzing Growth

☑ Decades of Sector Experience

16

STRICTLY PRIVATE AND CONFIDENTIAL

Transaction Summary

USA | Rare Earth

Transaction Highlights

- Business combination between USARE and IPXX
- Pro forma enterprise valuation of ~$870.0M
- USARE's shareholders will roll 100% of their existing equity holdings into the Combined Company
- The Combined Company has secured >$25M of committed PIPE capital funding at announcement from affiliates of Inflection Point Holdings II LLC (the "Sponsor") and existing investors, with indications for additional committed capital from affiliates of the Sponsor to fund at a later date
- SPAC trust and PIPE proceeds provide USARE with significant dry powder, net of transaction expenses, to invest in its operational business plan

Estimated Sources and Uses ($M)

Sources		Uses	
USARE Rollover Equity[(1)]	$800	Equity to USARE	$800
SPAC Trust[(2)]	$25	Cash to Balance Sheet	$80
PIPE[(3)]	$75	Est. Transaction Expenses[(4)]	$20
Total Sources	**$900**	**Total Uses**	**$900**

Pro Forma Valuation ($M)

Share price at merger ($)	$10.00
PF Shares outstanding (M)[(2)]	95.0
PF Equity Value ($M)	**$950.0**
(-) PF Cash on Balance Sheet	($80.0)
PF Enterprise Value	**$870.0**

Pro Forma Ownership

	% Own
USARE Rollover Equity	84.2%
Sponsor	6.6%
PIPE Shareholders	6.6%
IPXX Shareholders	2.6%


2.6%
6.6%
6.6%
Pro Forma Ownership
84.2%

17

(1): Assumes 100% USARE rollover of equity
(2): Assumes 90% redemption by IPXX's existing public shareholders
(3): >$25 million of PIPE already committed by Inflection Point Asset Management and its affiliates. $75 million PIPE represents the target aggregate PIPE at closing
(4): Includes original issue discount, legal and advisory fees relevant to the transaction

STRICTLY PRIVATE AND CONFIDENTIAL

SECTION - STRICTLY PRIVATE AND CONFIDENTIAL A Appendix DRAFT

Risk Factors

USA | Rare Earth

The risks presented below are non-exhaustive descriptions of certain of the general risks related to the business of USARE, IPXX, the Combined Company, and the Proposed Business Combination, and such list is not exhaustive. The list below has been prepared solely for purposes of inclusion in this Presentation and not for any other purpose. You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks presented by the Proposed Business Combination. Risks relating to the business of USARE and IPXX, the Proposed Business Combination, and the business of the Combined Company will be disclosed in future documents filed or furnished by IPXX or the Combined Company with the SEC, including the documents filed or furnished in connection with the Proposed Business Combination. The risks presented in such filings will be consistent with SEC filings typically relating to a public company, including with respect to the business and securities of IPXX, USARE, and the Combined Company, and the Proposed Business Combination, and may differ significantly from, and be more extensive than, those presented below.

Risks Relating to Our Business and Industry

- The Round Top Project is at the development stage, and we have not commenced construction or commissioning of the mine. Our Stillwater magnet facility is under development ("Stillwater Facility") and is not yet completed (together with the Round Top Project, our "Projects").
- We have not commenced commercially mining and selling critical minerals, rare earth minerals, or lithium, and the Company has no history in operating a minerals mine or process. The lack of commercial operations limits the accuracy of any forward-looking forecasts, prospects or business outlook.
- We may not be able to generate positive cashflow from our expected future business operations. Our long-term success will depend on implementing our business strategy and operational plan, as well as our ability to generate revenues, achieve and maintain profitability and develop positive cash flows from our mining, refining, and/or production activities.
- We may experience time delays, unforeseen expenses, increased capital costs, and other complications while developing the Projects, these could delay the start of revenue-generating activities and increase development costs.
- The development of the Round Top Project into a mine may not occur or result in the commercial extraction of mineral deposits. Even if an economic mineral deposit is mined, we may not realize profits from our development activities in the short, medium, or long term.
- The economic viability of our Round Top Project and its development remains subject to various risks, including the delivery of a preliminary feasibility study.
- The preliminary and definitive feasibility studies, when delivered, may not support the economic viability of the Round Top Project moving forward, and the assumptions used in the studies to underpin the viability of the Round Top Project (including, but not limited to, the prices of critical minerals, rare earth minerals or lithium) may not remain accurate in the future.
- Until our Round Top Project is capable of satisfying our feedstock needs, our business is subject to the availability of REE oxide and metal feedstock, in quantities and prices that allow the Company to develop and commercially operate its Stillwater Facility.
- We may be adversely affected by fluctuations in demand for, and prices of, critical and rare earth minerals and lithium and products, alloy flake, and magnets and magnet materials.
- The success of our business will depend, in part, on the growth of existing and emerging uses for critical and rare earth minerals and lithium and related products and magnets.
- Our ability to generate revenue will be diminished if we are unable to compete with substitutions for critical and rare earth minerals and lithium.
- An increase in the global supply of critical and rare earth minerals and lithium related products, dumping, predatory pricing and other tactics by our competitors or state actors may adversely affect our profitability.
- We operate in a highly competitive industry in a high demand and growth environment and additional mining, refining and manufacturing competitors could result in a reduction in revenue.
- We may become dependent on key suppliers, including for feedstock, or customers, including for off-take.
- Changes in China's or the United States' political environment and policies, including changes in export/import policy may adversely affect our business.

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STRICTLY PRIVATE AND CONFIDENTIAL

Risk Factors (Cont'd)

USA | Rare Earth

- The production of critical and rare earth minerals and lithium products is a capital-intensive business that requires the commitment of substantial resources; if we do not have sufficient capital or resources to provide for such production, it could negatively impact our business.
- Our continued growth depends on our ability to reach anticipated production rates for the separation of REEs as part of the Round Top Project, our only currently controlled critical and rare earth minerals and lithium deposit.
- Our continued growth depends on our ability to obtain commercial deployment of the Company's mineral processing and purification technology and its ability to efficiently process and purify one or more feedstocks of mixed rare earth mineral concentrates.
- The production of magnet materials is dependent upon our ability to complete the buildout of our Stillwater Facility and delays in the completion of the Stillwater Facility could have a negative impact on our ability to produce magnets.
- The amount of capital required for the Projects may increase materially from our current estimates, and we expect to need to raise additional capital, which if delayed or not received could prolong or hinder completion of the Projects.
- Our success largely depends on the market price of critical and rare earth minerals and lithium and the magnets we intend to produce remaining higher than our costs of any future production (assuming successful exploration and development of the Round Top Project).
- We expect to raise further funds through equity or debt financing, joint ventures, production sharing arrangements or other means. Consequently, we depend on our ability to successfully access the capital and financial markets. Any inability to access the capital or financial markets may limit our ability to fund our ongoing operations, execute our business plan or pursue investments that we may rely on for future growth.
- The holders of our preferred stock have certain approval rights over actions taken by the Company, including related to incurring debt. If we are unable to secure those approvals or do so in a timely manner, we may fail to access debt capital when otherwise necessary or advisable.
- We may not be able to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our products into definitive contracts, which may have a negative effect on our business.
- Any failure by management to manage growth properly could negatively impact our business.
- A power or other utility disruption or shortage at our Projects could temporarily delay operations and increase costs, which may negatively impact our business.
- Increasing costs, including rising electricity and other utility costs, or limited access to raw materials may adversely affect our profitability.
- Fluctuations in transportation costs or disruptions in transportation services or damage or loss during transport could decrease our competitiveness or impair our ability to supply critical and rare earth minerals and lithium and products to us or our customers.
- We will need to produce our products to exacting specifications in order to provide future customers with a consistently high-quality product. An inability to meet individual customer specifications would negatively impact our business.
- Diminished access to water may adversely affect our operations.
- When compared to many industrial and commercial operations, mining exploration and development projects are high risk and subject to uncertainties. Each mineral resource is unique and the nature of the mineralization, and the occurrence and grade of the minerals, as well as its behavior during mining, is unpredictable. Any mineral resource estimates may be materially different from mineral quantities we may recover, any life-of-mine estimates may prove inaccurate and market price fluctuations and changes in operating and capital costs may render mineral resources uneconomic to mine. Uncertainty and/or error in our estimates of minerals in the Round Top deposit could result in lower-than-expected revenues and higher-than-expected costs.
- Work stoppages or similar difficulties, breakdown in labor relations, or a shortage of skilled technicians and engineers could significantly disrupt our operations and reduce our revenues.

20

STRICTLY PRIVATE AND CONFIDENTIAL

Risk Factors (Cont'd)

USA | Rare Earth

- We depend on key personnel for the success of our business. If we fail to retain our key personnel or if we fail to attract additional qualified personnel, we may not be able to achieve our desired level of growth and our business could suffer.
- Because of the dangers involved in the mining of minerals and the manufacture of our products, there is a risk that we may incur liability or damages as we conduct our business.
- We are subject to certain agreements with government entities that contain conditions and obligations, including local investment, job creation, and repayment terms, that, if not complied with, could negatively impact our business.
- Our business may be adversely affected by force majeure events outside our control, including labor unrest, civil disorder, war, subversive activities or sabotage, extreme weather conditions, fires, floods, tornados, explosions or other catastrophes, epidemics or quarantine restrictions.
- Our success depends on developing and maintaining relationships with local communities and stakeholders.
- Land reclamation and mine closure may be burdensome and costly.
- Since its inception, the Company has generated negative operating cash flows and we may experience negative cash flow from operations in the future. Our consolidated financial statements have been prepared on a going concern basis.
- Our mining rights are held by one of our subsidiaries, which is owned approximately 81% by the Company and approximately 19% a minority member. If the minority member does not meet its capital contribution requirements, then the Company would need to raise additional funds the minority member's shortfall in connection with the Round Top Project. Further, our interests may not align at all times with such minority member and divergence of interests may negatively impact our business.

Risks Related to Legal, Compliance, and Regulations

- Our operations are subject to extensive and costly environmental requirements; and current and future laws, regulations and permits impose significant costs, liabilities or obligations or could limit or prevent our ability to continue our current operations or to undertake new operations.
- We will be required to obtain and sustain governmental permits and approvals to develop and operate the Projects, a process which is often costly and time-consuming. Failure to obtain or retain any necessary permits or approvals for our planned operations may negatively impact our business.
- Our failure to comply with applicable anti-corruption, anti-bribery, anti-money laundering and similar laws and regulations could negatively impact our reputation and results of operations.
- Our operations are subject to environmental, health and safety regulations, which could impose additional costs and compliance requirements, and we may face claims and liability for breaches, or alleged breaches, of such regulations and other applicable laws.
- The impacts of climate change may adversely affect our operations and/or result in increased costs to comply with changes in regulations.
- We face opposition from organizations that oppose mining which may disrupt or delay our mining projects.
- Our business could be adversely affected by trade tariffs or other trade barriers.
- We are exposed to possible litigation risks, including mining permit disputes (including in respect of access and/or validity of tenure), environmental claims, occupational health and safety claims and employee claims. Further, we may be involved in disputes with other parties in the future that may result in litigation. Current or future litigation or administrative proceedings could have a negative impact on our business.
- If we receive federal monies, we could become subject to additional federal regulations. This could delay timing and increase costs.

21

STRICTLY PRIVATE AND CONFIDENTIAL

USA|Rare Earth

Risk Factors (Cont'd)

Risks Related to Intellectual Property and Technology

- If we infringe, or are accused of infringing, the intellectual property rights of third parties, it may increase our costs or prevent us from being able to commercialize new products.
- We may not be able to adequately protect our intellectual property rights. If we fail to adequately enforce or defend our intellectual property rights, our business may be harmed.
- We are dependent upon information technology systems, which are subject to cyber threats, disruption, damage and failure. Any unauthorized access to, disclosure, or theft of personal information we gather, store, or use could harm our reputation and subject us to claims or litigation. Further, a failure of our information technology and data security infrastructure could adversely affect our business and operations.

Risks Related to Future Performance and Resource Estimates

- Actual capital costs, operating costs, production and economic returns may differ significantly from those we have anticipated and future development activities may not result in profitable mining, processing or production operations.
- Mining projects such as ours have no operating history on which to base estimates of future operating costs and capital requirements. Before operations commence, any projections we may produce are based upon estimates and assumptions made at the time they were prepared. If these estimates or assumptions prove to be incorrect or inaccurate, our actual operating results may differ materially from any forecasted results.
- Our resource estimates may change significantly when new information or techniques become available. In addition, by their very nature, resource estimates are imprecise and depend to some extent on interpretations, which may prove to be inaccurate. As further information becomes available through additional fieldwork and analysis, our estimates, if any, are likely to change and these changes may result in a reduction in our resources. These changes may also result in alterations to our development and mining plans, which may, in turn, adversely affect our operations.

Risks Related to IPXX and the Proposed Business Combination

- IPXX may not be able to obtain the required shareholder approval to consummate the Proposed Business Combination.
- IPXX's sponsor, directors and officers have potential conflicts of interest in recommending that IPXX's shareholders vote in favor of the Proposed Business Combination.
- The sponsor of IPXX has agreed to vote in favor of the Proposed Business Combination, which will increase the likelihood that IPXX will receive the requisite shareholder approval for the Proposed Business Combination and the transactions contemplated thereby regardless of how IPXX's public shareholders vote.
- The ability of IPXX's public shareholders to exercise redemption rights with respect to a large number of public shares could deplete IPXX's trust account prior to the Proposed Business Combination and thereby diminish the amount of working capital of the Combined Company.
- Securities of companies formed through combinations with special purpose acquisition companies such as IPXX may experience a material decline in price relative to the share price prior to such combinations.
- IPXX's sponsor, directors, executive officers, and affiliates of IPXX's management team, may receive a positive return on their 6,250,000 founder shares, even if IPXX's public shareholders experience a negative return on their investment after consummation of the Proposed Business Combination. Similarly, certain of IPXX's directors and executive officers, and affiliates of IPXX's management team, may experience a positive return on their investments in preferred equity and related securities of USARE and of the Combined Company, even if IPXX's public shareholders experience a negative return on their investment after consummation of the Proposed Business Combination.
- IPXX must seek shareholder approval to extend the date by which it must consummate a business combination past November 30, 2024. If IPXX does not seek, or does not obtain such shareholder approval, the Proposed Business Combination will not be consummated, IPXX will cease all operations except for purposes of winding up, dissolving and liquidating, in which case its public shareholders may only receive approximately $10.05 per share and its warrants will expire worthless. Further, third parties may bring claims against IPXX, and as a result, the proceeds held in the trust account could be reduced and the per share liquidation price received by shareholders could be less than $10.05 per share.

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STRICTLY PRIVATE AND CONFIDENTIAL

USA|Rare Earth

Risk Factors (Cont'd)

- IPXX cannot assure you that its due diligence review of USARE's business has identified all material issues or risks associated with USARE, its business, or the industry in which it operates. Additional information may later arise in connection with the preparation of the registration statement and proxy materials or after consummation of the Proposed Business Combination. If IPXX's due diligence investigation of USARE's business was inadequate, then shareholders of the Combined Company following the Proposed Business Combination could lose some or all of their investment.
- USARE's members and IPXX's shareholders will experience significant dilution as a consequence of the Proposed Business Combination and the related financings.
- Because IPXX is incorporated under the laws of the Cayman Islands, in the event that the Proposed Business Combination is not completed, IPXX shareholders may face difficulties in protecting their interests and their ability to protect their rights through the U.S. federal courts may be limited.
- IPXX may be a passive foreign investment company, which could result in adverse U.S. federal income tax consequences to U.S. investors.
- If IPXX is deemed to be an investment company under the Investment Company Act of 1940, as amended, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the Proposed Business Combination or cause the parties to abandon their efforts to complete the Proposed Business Combination.
- IPXX is an emerging growth company subject to reduced disclosure requirements, and there is a risk that availing itself of such reduced disclosure requirements will make its shares less attractive to investors.

Risks Related to the Combined Company's Securities Following the Consummation of the Business Combination

- USARE and IPXX will incur significant transaction costs in connection with the Proposed Business Combination, which may exceed current estimates and expectations, and those costs will be paid using the proceeds from the Proposed Business Combination and the related financings, diminishing the amount of working capital of the Combined Company.
- If, following the consummation of the Proposed Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Combined Company, its business, or its market, or if they change their recommendations regarding the Combined Company's shares adversely, then the price and trading volume of the Combined Company's shares could decline.
- An active trading market for the Combined Company's common stock may not be available on a consistent basis to provide stockholders with adequate liquidity. The market price of the Combined Company's shares could decline significantly and trading volume could decline significantly or become volatile following the consummation of the Proposed Business Combination.
- Because there are no current plans for the Combined Company to pay cash dividends for the foreseeable future, shareholders may not receive any return on investment unless shares are sold for a price greater than that which was initially paid.
- The ability of IPXX's public shareholders to exercise redemption rights with respect to a large number of IPXX's outstanding public shares could increase the possibility that the Proposed Business Combination would limit the Combined Company's working capital, liquidity, and public float following the consummation of the Proposed Business Combination.
- Shareholders will experience immediate and substantial dilution as a consequence of the issuance of shares of common stock and other equity securities of the Combined Company in the Proposed Business Combination and the financings related thereto. Additionally, future sales and issuances of the Combined Company's common stock or other equity securities, including pursuant to the Combined Company's equity incentive plans (such as the Series A Preferred Stock and the Series A Preferred Investor Warrants), could result in additional dilution of the percentage ownership of the Combined Company's shareholders and cause the market price of the Combined Company's common stock to decline even if the business is doing well.
- If the Combined Company fails to establish and maintain effective internal controls, the Combined Company's ability to produce accurate and timely financial statements could be impaired, which could harm the Combined Company's operating results, investors' views of it, and, as a result, the value of its common stock. Further, the Combined Company's internal controls and procedures may not prevent or detect all errors or acts of fraud.
- Changes to, or application of different, financial accounting standards (including PCAOB and GAAP standards) may result in changes to the Combined Company's results of operations, which changes could be material.
- The Combined Company's reported operating results may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause the market price of its securities to fluctuate or decline.

23

STRICTLY PRIVATE AND CONFIDENTIAL

24 STRICTLY PRIVATE AND CONFIDENTIAL • After the completion of the Proposed Business Combination, the Combined Company may be at an increased risk of securities cla s s action litigation. • The Combined Company may be unable to obtain additional financing to fund its operations or growth. • There can be no assurance that the Combined Company will be able to meet the initial listing standards of Nasdaq, or followin g the closing of the Proposed Business Combination, comply with the continued listing standards of Nasdaq. • The requirements of being a public company in the US, if the Proposed Business Combination is completed, may strain the Combi n ed Company’s resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company in the US may be grea ter than we anticipate. Risk Factors (Cont’d) DRAFT